UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.      )

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XPERI HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your vote counts! Xperi holding corporation 2021 annual meeting vote by may 13, 2021 11:59 pm et xperi holding corporation 3025 orchard parkway san jose, ca 95134-2017flashid-job#2 322,2241 of148,29430#ricky campana p.o. Box 123456 suite 500 51 mercedes way edgewood, ny 11717flashid-job#you invested in xperi holding corporation and it's time to voteyou have the right to vote on proposals being presented at the annual meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on may 14, 2021. Get informed before you vote the notice of report,1234567890123456789012345678901234567890, 123456789012345678 view the notice of proxy statement, annual report,1234567890123456789012345678901234567890, 123456789012345678 9012345678901234567890, 12345678901234or you can receive a free paper copy of voting material(s) by requesting prior to <matcutoff>. If you would like to request a copy of the voting material(s), you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include for complete information and to vote, visit www.proxyvote.com control xxxx xxxx xxxx xxxx smartphone users point your camera here and vote without entering a control number vote virtually at the meeting *virtually at: *please check the meeting materials for any special requirements for meeting attendance. Www.virtualshareholdermeeting.com/xper2021 may 14, 2021 9:00 am pdt

Vote at www.ProxyVote.com **Control # XXXX XXXX XXXX XXXX**

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMONASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Darcy Antonellis	For
1b.	Laura J. Durr	For
1c.	David C. Habiger	For
1d.	Jon Kirchner	For
1e.	Daniel Moloney	For
1f.	Raghavendra Rau	For
1g.	Christopher A. Seams	For
2.	To hold an advisory vote to approve the compensation of the Company's named executive officers; and	For
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its year ending December 31, 2021.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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